MASSMUTUAL FUNDS
MassMutual Select T. Rowe Price Retirement 2015 Fund
Supplement dated February 27, 2025 to the
Summary Prospectus dated February 1, 2025
This supplement provides new and additional information beyond that contained in the Summary Prospectus. It should be retained and read in conjunction with the Summary Prospectus.
MassMutual Investments expects to propose to the Board of Trustees of the MassMutual Select Funds (the “Board”) the closure and liquidation of the MassMutual Select T. Rowe Price Retirement 2015 Fund. The proposal is subject to approval by the Board, as well as other conditions, approvals, and waivers.
If approved by the Board, the transaction described in this supplement is expected to occur in the third quarter of 2025, subject to a variety of conditions. Additional information regarding this change will be provided in subsequent supplements or other documents provided to shareholders.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
TR2015-25-01